Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of Diversified Income Strategies Portfolio, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 20, 2006


                                                   /s/ Robert C. Doll, Jr.
                                                   -----------------------------
                                                   Robert C. Doll, Jr.,
                                                   Chief Executive Officer of
                                                   Diversified Income Strategies
                                                   Portfolio, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Diversified Income Strategies Portfolio, Inc. and will be retained by Diversified Income Strategies Portfolio, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Diversified Income Strategies Portfolio, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 20, 2006


                                                   /s/ Donald C. Burke
                                                   -----------------------------
                                                   Donald C. Burke,
                                                   Chief Financial Officer of
                                                   Diversified Income Strategies
                                                   Portfolio, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Diversified Income Strategies Portfolio, Inc. and will be retained by Diversified Income Strategies Portfolio, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.